Important Notice Regarding New
Investment Policy
Federated Hermes Conservative Microshort Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER FHCBX)
INSTITUTIONAL SHARES (TICKER FHCOX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
The Board of Trustees of Federated Hermes Adviser Series has approved a new non-fundamental investment policy for the Federated Hermes Conservative Microshort Fund (the “Fund”) in connection with amendments adopted by the Securities and Exchange Commission (the “SEC”) to Rule 35d-1 (the “Rule”) under the Investment Company Act of 1940, as amended. The new policy will become effective concurrent with the effective date of the Fund’s next registration statement which is anticipated to be October 29, 2026 unless the SEC postpones, delays, reconsiders or repeals the amendments to the Rule in which case shareholders will be further notified (the “Effective Date”). The new policy is not expected to result in any changes to the investment process used in managing the Fund and is being added to comply with the requirements of the amendments to the Rule.
On the Effective Date, please make the following changes:
1. Under “Fund Summary Information” in the section “What are the Fund’s Main Investment Strategies?” and in the Prospectus section “What are the Fund’s Investment Strategies?,” please add the following disclosure:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in investment grade securities. For purposes of the Fund’s investment strategy, the Fund will define “conservative” as investment-grade fixed income securities.”
2. Under the Statement of Additional Information section “Investment Objective (and Policies) and Investment Limitations,” please add the following new sub-section immediately after “Additional Information”:
“Non-Fundamental Names Rule Policy
Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in investment-grade securities.”
April 20, 2026

Federated Hermes Conservative Microshort Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457230 (4/26)
© 2026 Federated Hermes, Inc.